Filed Pursuant to Rule 497
Registration No. 333-222070

ECOFIN TAX-ADVANTAGED SOCIAL IMPACT FUND, INC.

Supplement No. 1 dated September 11, 2020

to the Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”)

dated January 28, 2020

Capitalized terms not defined herein have the meanings assigned to them in the Prospectus and SAI.

Fund Name Change

On September 4, 2020, the Board of Directors of Tortoise Tax-Advantaged Social Infrastructure Fund, Inc. (the “Fund”) approved the change to the name of the Fund. Effective September 11, 2020, the name of the Fund has changed to Ecofin Tax-Advantaged Social Impact Fund, Inc. Accordingly, all references to Tortoise Tax-Advantaged Social Infrastructure Fund, Inc. in the Prospectus and SAI are hereby changed to Ecofin Tax-Advantaged Social Impact Fund, Inc.

In addition, all other references in the Prospectus and SAI to “social infrastructure” (including the social infrastructure sector, investments, securities, projects and investment and credit committees) are hereby changed to “social impact”. This change in terminology does not affect the meaning of the term and the Fund’s strategy is not changing.

Entity Name Changes

Effective immediately, Tortoise Capital Advisors, L.L.C., the investment adviser of the Fund (the “Adviser”), will be doing business as TCA Advisors. Accordingly, all references to Tortoise Capital Advisors, L.L.C. in the Prospectus and SAI are hereby changed to TCA Advisors.

In addition, Tortoise Investments, LLC, a parent company to the Adviser, has changed its name to TortoiseEcofin Investments, LLC. Accordingly, all references to Tortoise Investments, LLC in the Prospectus and SAI are hereby changed to TortoiseEcofin Investments, LLC.

In addition, Tortoise Securities, LLC, an affiliate of the Fund, has changed its name to TortoiseEcofin Securities, LLC. Accordingly, all references to Tortoise Securities, LLC in the Prospectus are hereby changed to TortoiseEcofin Securities, LLC.

Appointment of Sub-adviser

On September 4, 2020, the Board of Directors approved the appointment of Ecofin Advisors, LLC as the sub-adviser of the Fund, pursuant to a separate sub-advisory agreement between Ecofin Advisors, LLC and the Adviser with respect to the Fund. The addition of Ecofin Advisors, LLC as the sub-adviser of the Fund is effective as of September 4, 2020.

Accordingly, the section “Management of the Fund – Investment Adviser” in the Prospectus is hereby amended and restated as follows and conforming changes are hereby made to the remainder of the Prospectus and SAI:

“Investment Adviser and Sub-Adviser

Our investment adviser is TCA Advisors, a registered investment adviser specializing in essential assets investments. Our Adviser is responsible for overseeing our overall investment strategy and its implementation. Effective September 4, 2020, Ecofin Advisors, LLC (the “Sub-Adviser” or “Ecofin”) became our sub-adviser. The Adviser has delegated certain responsibilities for managing our investments to the Sub-Adviser, including managing the assets of the Fund in accordance with the Fund’s investment objectives, policies, and restrictions, subject to the oversight of the Board and supervision of the Adviser. The appointment of the Sub-Adviser was approved by the Board of Directors on September 4, 2020. The Adviser and the Sub-Adviser are each wholly-owned subsidiaries of TortoiseEcofin Investments, LLC (collectively with its family of registered investment advisers, “TortoiseEcofin”). The addition of the Sub-Adviser does not impact the management and personnel providing investment advisory services to the Fund or the overall investment advisory services provided to the Fund.

Through its family of registered investment advisers, including our Adviser and Sub-Adviser, TortoiseEcofin provides investors access to essential assets and income solutions. TortoiseEcofin invests in essential assets–those assets and services that are indispensable to the economy and society. With a steady wins approach and a long-term perspective, TortoiseEcofin strives to make a positive impact on clients and communities. TortoiseEcofin’s expertise spans traditional energy investing across the entire energy value chain, sustainable infrastructure including wind, solar and water infrastructure, credit investing, direct lending to social impact projects and index construction. Through a variety of investment vehicles, TortoiseEcofin provides access to a wide range of client solutions, focused on their evolving needs. Over time, TortoiseEcofin has enhanced and expanded its innovative product offerings, while staying true to its quality approach and focus.

TortoiseEcofin, through its family of registered investment advisers, including the Adviser, had approximately $8.1 billion assets under advisement as of July 31, 2020 (which included $11.2 million attributable to non-discretionary accounts).

The principal business address of our Adviser and Sub-Adviser is 5100 W. 115th Place, Leawood, Kansas 66211. Our Adviser specializes in essential assets investments and our Sub-Adviser specializes in social impact investments. Our Adviser was formed in 2002 and our Sub-Adviser was formed in 2020.”

The first paragraph of the section “Management of the Fund – Compensation and Expenses” in the Prospectus is hereby amended and restated as follows and conforming changes are hereby made to the remainder of the Prospectus and SAI:

“Compensation and Expenses

Under the Advisory Agreement, we pay the Adviser quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to 1.25% of our daily Managed Assets. The Adviser will pay the Sub-Adviser a fee on an annual basis of 1.05% of the daily Managed Assets allocated to the Sub-Adviser. We will not pay any direct fee to the Sub-Adviser. “Managed Assets” means total assets (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares). The fees are payable for each calendar quarter within five days after the end of that quarter.”

The section “Management of the Fund – Duration and Termination” in the Prospectus is hereby amended and restated as follows and conforming changes are hereby made to the remainder of the Prospectus and SAI:

“Duration and Termination

The initial advisory agreement was approved by our Board of Directors on February 12, 2018 and effective March 16, 2018. The basis for the Board of Directors’ initial approval of the initial advisory agreement was provided in our initial semi-annual report to common stockholders. The initial advisory agreement became effective as of the close of the initial offering. On January 1, 2020, Tortoise Credit Strategies, LLC (“TCS”), the former investment adviser of the Fund, was internally restructured and TCS’s social impact team became part of the Adviser, an entity under common control with TCS at that time. In connection with this restructuring, the Adviser replaced TCS as the investment adviser of the Fund and as a party to the investment advisory agreement with the Fund. The Adviser currently serves as the registered investment adviser to other registered closed-end funds on the TortoiseEcofin platform. The initial advisory agreement was renewed by our Board of Directors.

The Adviser has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with the Sub-Adviser, pursuant to which the Adviser has delegated certain responsibilities for managing our investments to the Sub-Adviser, subject to the oversight of the Adviser and the Board. The appointment of the Sub-Adviser was approved by the Board of Directors on September 4, 2020.

Unless terminated earlier as described below, each of the Advisory Agreement between the Fund and the Adviser and the Sub-Advisory Agreement between the Adviser and the Sub-Adviser will continue in effect through December 31, 2020 (except that the Sub-Advisory Agreement will operate under an initial two-year period) and will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and in either case, upon approval by a majority of our directors who are not interested persons or parties to the Advisory Agreement or Sub-Advisory Agreement. The basis for subsequent continuations of the Advisory Agreement and Sub-Advisory will be provided in annual or semi-annual reports to stockholders for the periods during which such continuations occur.

The Advisory Agreement and the Sub-Advisory Agreement each provides that it may be terminated by us at any time, without the payment of any penalty, by our Board of Directors or by the vote of the holders of a majority of the outstanding voting securities of the Fund on 60 days written notice to the Adviser or the Sub-Adviser, respectively. The Sub-Advisory Agreement also provides that it may be terminated by the Adviser on 60 days written notice to the Sub-Adviser. The Sub-Advisory Agreement provides that it will terminate automatically in the event of the termination of the Advisory Agreement. The Advisory Agreement provides that it may be terminated by the Adviser, at any time, without the payment of any penalty, upon 60 days written notice to the Fund. The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser, at any time, without the payment of any penalty, upon 60 days written notice. Each of the Advisory Agreement and the Sub-Advisory Agreement also provides that it will automatically terminate in the event of an “assignment” (as defined in the 1940 Act).”

Updates to Committee Members

The section “Management of the Fund – Social Infrastructure Investment Committee” in the Prospectus is hereby amended and restated as follows and conforming changes are hereby made to the remainder of the Prospectus and SAI:

“Social Impact Investment Committee

The Social Impact Investment Committee (the “SIIC”) will oversee the construction and investment of all social impact portfolios as well as evaluate the social impact market environment for the purpose of making recommendations pertaining to portfolio strategies, themes and risk characteristics. As such, the SIIC will review the overall investment process, procedures and practices necessary to ensure the portfolios are in compliance with portfolio investment guidelines and company investment outlooks.

The SIIC will also be responsible for reviewing and monitoring the investment activities and determining allocations (pursuant to the Adviser’s and the Sub-Adviser’s allocation policy) of all social impact securities. The members of the SIIC have the following years of experience: Brent Newcomb–15 years, Jeremy Goff–15 years, David Sifford–19 years, Gary P. Henson–29 years and P. Bradley Adams–35 years.

In addition, the Social Impact Credit Committee, a related committee of the SIIC, reviews, evaluates, approves and monitors directly originated social impact investments. The Social Impact Credit Committee is composed of Edward Russell, Vincent Cubbage, Matthew S. Ordway, Stephen Pang and Jerry G. Polacek.

Subject to the oversight of our Board of Directors and pursuant to the Advisory Agreement, the SIIC is responsible for the day to day operations of the Fund, including executing investment decisions as well as managing and monitoring investments.

Set forth below is information regarding the SIIC team of professionals primarily responsible for overseeing the day-to-day operations of the Fund.

Brent Newcomb, President – Ecofin

Mr. Newcomb is a member of the Executive Committee and Ecofin Development Committee and serves as President of the Ecofin platform. He is a member of investment committees for various Ecofin investment strategies as well as Tortoise Essential Assets Income Term Fund.

Previously, Mr. Newcomb worked for GCM Grosvenor where he focused on portfolio management. Mr. Newcomb earned a Bachelor of Science degree in business administration from the University of Kansas and a Master of Business Administration degree from the University of Chicago Booth School of Business.

Jeremy Goff, Chief Development Officer – Ecofin

Mr. Goff joined the firm in 2011 and currently oversees Ecofin’s business development efforts, developing and executing platform strategy, attracting early stage capital through strategic partnerships and driving new product idea generation. He is a member of the SIIC and the Investment Committee for the Private Sustainable Infrastructure strategies and participates on the firm’s Sustainability and Impact committee.

Since joining the firm, Mr. Goff has led the development and launch of the firm’s social impact and exchange traded fund (“ETF”) businesses, index and ETF business, clean energy initiatives as well as its private fund platform. Previously, Mr. Goff worked for Blackstone in the firm’s private equity investor relations and business development group where he was responsible for developing and fundraising for their private funds including Blackstone Capital Partners VI and Blackstone Energy Partners’ funds. He played an instrumental role in the relationship management of Blackstone’s domestic and international limited partners, with particular emphasis on Latin America. Prior to his time with Blackstone, he served as a ranger infantry officer in the U.S. Army, where he was awarded the Bronze Star Medal and Army Commendation for Valor. He has participated on local Kansas City-area nonprofit boards, including the Shadow Buddies Foundation and Mariner Foundation, and currently serves on the board of the University Academy Foundation, a charitable foundation with the goal of empowering University Academy students and alumni to reach their academic and professional aspirations. Mr. Goff earned a Bachelor of Science degree in economics from the United States Military Academy at West Point.

David Sifford, Managing Director – Social Impact

Mr. Sifford oversees and manages the Social Impact platform and serves on the SIIC.

Mr. Sifford joined the firm in 2018 as a Managing Director on the Social Impact team. Prior to joining the firm, Mr. Sifford served as Vice President of the Education Investment Group at EPR Properties, pursuing the development and acquisition of education-based real estate across the country. With over 20 years of real estate experience, Mr. Sifford helped make EPR Properties one of the largest owners of public charter schools in the U.S. and a recognized leader in the financing of educational facilities. In his time at EPR Properties, Mr. Sifford grew the company’s total investments in their Education portfolio by more than $1 billion.

Prior to joining EPR Properties, Mr. Sifford served as a Senior Vice President at PNC Real Estate Finance. During his tenure at PNC, Mr. Sifford contributed to over $4 billion in loan origination and debt restructuring Mr. Sifford holds an M.B.A in Finance and Strategy from Vanderbilt University and a B.A. in both Business Administration and Sports Science from the University of Richmond.

Gary P. Henson, President

Mr. Henson is an Executive Committee member and member of the Ecofin Development Committee and serves as President of TortoiseEcofin.

Mr. Henson joined TortoiseEcofin’s board in 2009 and formally began working at TortoiseEcofin in 2016. Mr. Henson was formerly the CIO for a family office as well as the CIO of Mariner Holdings and its affiliates. Mr. Henson has nearly 30 years of institutional money management experience at banks, insurance companies and foundations. In addition, he is Trustee of 1248 Holdings. He serves on the board of directors of TC Wealth Partners, a Chicago-based wealth management firm, and Shatterproof, a national organization committed to ending the stigma of addiction with a particular focus on the prescription pill crisis. He is also a board member of the National Association of Intercollegiate Athletics (NAIA) Champions of Character. Mr. Henson earned his Bachelor of Arts degree in business from Westminster College (Fulton, Mo.) and is a CFA® charterholder.

P. Bradley Adams, Managing Director – Financial Operations

Mr. Adams oversees fund financial operations. He is also the chief executive officer for the firm’s closed-end funds.

Previously, Mr. Adams served as a consultant to the financial services industry and was vice president of finance and operations, chief operating officer and director of Jones & Babson, Inc., an investment company distributor and service provider. Mr. Adams earned a Bachelor of Science degree in finance from the University of Wyoming and a Master of Business Administration degree from Rockhurst University (Kansas City, Mo.).

Additional information about SIIC members’ compensation, other accounts managed by them and other information is provided in the SAI.”

The section “Management of the Fund – Social Infrastructure Investment Committee” in the SAI is hereby amended and restated as follows and conforming changes are hereby made to the remainder of the Prospectus and SAI:

“Social Impact Investment Committee

The Social Impact Investment Committee (the “SIIC”) oversees the construction and investment of all social impact portfolios as well as evaluates the social impact market environment for the purpose of making recommendations pertaining to portfolio strategies, themes and risk characteristics. As such, the SIIC reviews the overall investment process, procedures and practices necessary to ensure the portfolios are in compliance with portfolio investment guidelines and company investment outlooks.

The SIIC is responsible for reviewing and monitoring the investment activities and determining allocations (pursuant to the Adviser’s and the Sub-Adviser’s allocation policy) of all social impact securities. The members of the SIIC have the following years of experience: Brent Newcomb–15 years, Jeremy Goff–15 years, David Sifford–19 years, Gary P. Henson–29 years and P. Bradley Adams–35 years.

In addition, the Social Impact Credit Committee, a related committee of the SIIC, reviews, evaluates, approves and monitors directly originated social impact investments. The Social Impact Credit Committee is composed of Edward Russell, Vincent Cubbage, Matthew S. Ordway, Stephen Pang and Jerry G. Polacek.

Subject to the oversight of our Board of Directors and pursuant to the Advisory Agreement, the SIIC is responsible for the day to day operations of the Fund, including executing investment decisions as well as managing and monitoring investments.

The following table provides information about the number of and total assets in other accounts managed on a day-to-day basis by each member of the SIIC as of September 30, 2019, unless otherwise noted.

Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Brent Newcomb*
Registered Investment Companies	2	$45,638,517	0	$0
Other Pooled Investment Vehicles	5	$286,145,012	0	$0
Other Accounts	2	$24,048,729	0	$0
Gary P. Henson
Registered Investment Companies	1	$33,887,984	0	$—
Other Pooled Investment Vehicles	4	$279,357,142	0	$—
Other Accounts	2	$24,048,729	0	$0
David Sifford
Registered Investment Companies	1	$33,887,984	0	$—
Other Pooled Investment Vehicles	4	$279,357,142	0	$—
Other Accounts	2	$24,048,729	0	$0
P. Bradley Adams
Registered Investment Companies	2	$79,027,190	0	$—
Other Pooled Investment Vehicles	4	$279,357,142	0	$—
Other Accounts	4	$42,253,919	0	$0
Jeremy Goff
Registered Investment Companies	2	$79,027,190	0	$—
Other Pooled Investment Vehicles	4	$279,357,142	0	$—
Other Accounts	4	$42,253,919	0	$0

*	Information as of September 4, 2020.

The members of the SIIC do not receive any direct compensation from the Fund or any other of the managed accounts reflected in the table above. TortoiseEcofin’s compensation strategy is to offer competitive earnings for like positions in the investment adviser industry. Each of Messrs. Newcomb, Goff, Sifford, Henson and Adams receives a base salary for the services he provides and is also eligible for an annual cash bonus. The annual cash bonus is discretionary and based on the services they provide to the organization (individual performance) and the financial performance (pre-tax earnings) of TortoiseEcofin, which is based in part on the value of assets held in the Fund’s portfolio. Each of Messrs. Newcomb, Goff, Sifford, Henson and Adams owns an equity interest in TortoiseEcofin, which indirectly wholly owns the Adviser, and each thus benefits from increases in the net income of the Adviser.

The following table shows the dollar range of equity securities owned by the members of the SIIC in the Fund as of September 30, 2019, unless otherwise noted.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Brent Newcomb*	None
Gary P. Henson	$100,001–$500,000
David Sifford	None
P. Bradley Adams	$50,001–$100,000
Jeremy Goff	None

*	Information as of September 7, 2020.

Please retain this supplement for future reference.